SCM Trust

Shelton Emerging Markets Fund

Shelton International Select Equity Fund

Supplement dated November 4, 2025 to the

Prospectus and Statement of Additional Information (“SAI”), each dated

May 1, 2025

Effective October 30, 2025, Justin Sheetz no longer serves as a Portfolio Manager of the Shelton International Select Equity Fund or the Shelton Emerging Markets Fund. Accordingly, all references for Mr. Sheetz in the Prospectus and SAI are hereby deleted in their entirety.

Please retain this supplement with your Prospectus and SAI